UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Equity Fund

Semiannual report
2 | 28 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 21

Message from the Trustees

April 5, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/21. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

* Source: Bloomberg Index Services Limited.

2 Emerging Markets Equity Fund

How was the investment environment for the six-month reporting period?

Emerging-market equities advanced during the six-month period. Global equity indices also reached record highs, continuing the market’s run from the downturn in early 2020. The rally was fueled by the rollout of multiple Covid-19 vaccines, signs of economic recovery, and continuing stimulus packages. China, a key investment and trading partner for emerging-market economies, has been one of the major economies to lead the economic recovery.

We believe equity market gains and global economic recovery will depend on a variety of factors, including the pace of vaccinations, corporate earnings, and the policy stances of major central banks, including the Federal Reserve [Fed]. The Fed has pinned short-term interest rates near zero since March 2020. They also launched an array of lending programs and began large-scale purchases of government debt and mortgage securities. A weaker U.S. dollar has also boosted investors’ risk appetite for emerging-market funds. Central banks across Europe, Asia, and other regions also rolled out Covid-19 stimulus measures.

Emerging Markets Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Emerging Markets Equity Fund

The fund’s benchmark, the MSCI Emerging Markets Index [ND], finished the period up 22.32%, outperforming some of the broader equity markets. The S&P 500 Index, a broad measure of U.S. stocks, rose 9.74%, and the MSCI World Index [ND], a broad measure of equity securities from developed countries, gained 11.73 % during the period.

How did the fund perform?

Putnam Emerging Markets Equity Fund slightly underperformed its benchmark index, the MSCI Emerging Markets Index [ND], for the period. The fund rose 19.92% versus the benchmark’s gain of 22.32%. Still, we are pleased to report that the fund outperformed the benchmark for the 1-, 3-, 5-, 10-year periods ended February 28, 2021.

Please describe the fund’s investment process.

We focus on quality, and we believe this has helped us add value in periods of increased market turbulence since February 2020. We have a two-part investment process. First, we create a custom watch list of stocks out of a universe of 3,500 companies. We believe the businesses on our custom list have superior return potential, better sustainability characteristics, above-average profitability, and strong balance sheets. On a fundamental basis, these are the types of businesses that we want to own.

The hardest work comes with the next step in our process. Every year, we strive to hold hundred of calls with management teams. We build dozens of proprietary models, looking for a differentiated view of long-term earnings relative to consensus expectations. From these fundamental steps, we build a portfolio of our best ideas.

What stocks contributed to fund results during the period?

Our top contributor was SK Hynix, a South Korean semiconductor manufacturer, which is the world’s second-largest provider of dynamic random-access memory [DRAM] and the fourth-largest provider of NAND flash memory. These are the essential components of devices such as smartphones and computers. We believed consensus earnings expectations were too low because we had higher conviction in a supply-driven memory cycle inflection, which would benefit SK Hynix. Many analysts were hesitant to include a memory demand upcycle due to mild and temporary oversupply in the second half of 2020. We remain optimistic about memory supply and demand dynamics in 2021.

MercadoLibre, a leading Argentinian e-commerce and financial technology [fintech] platform in Latin America, was also a key contributor to performance. Our thesis that consensus revenue expectations were too low, as we believed that e-commerce adoption would accelerate faster than expected and the company was best positioned to maintain and grow its market share, has continued to hold true. Performance also benefited from a shift in consumption from offline to online during mobility lockdowns in the second and third quarters of 2020. MercadoLibre remains a core long-term holding in the Putnam Emerging Markets Equity Fund.

What holdings detracted from performance during the period?

Alibaba, China’s leading e-commerce, fintech and Cloud service provider, was a top detractor for the period. We believe Alibaba’s core e-commerce business should continue to compound at an above-market growth rate. Further, we believe improving profitability in Cloud, logistics, and other businesses should continue to help the group deliver more than 20% earnings growth. Financial markets were understandably nervous after the Chinese government in late 2020 paused the initial public offering [IPO] of its fintech subsidiary, Ant

Emerging Markets Equity Fund 5

Group. However, we do not see a step-change in China’s regulatory environment. Nor do we think the Chinese government intends to disrupt Alibaba. Alibaba’s revenue and earnings for the quarter ended December 31, 2020, beat market expectations. That has validated our thesis on the company’s fundamental business. The stock has continued to trade at what we believe to be attractive valuations. We continue to like Alibaba.

Reliance Industries, an Indian conglomerate engaged in petrochemical, telecommunication, and retail, was another detractor. The stock lagged the strong bull market in emerging markets due to its more defensive characteristics and large-cap status. In addition, the retail segment was negatively impacted by the shutdown associated with Covid-19. The company reported solid results for the final quarter of calendar 2020, and our recent check with the management increased our conviction in the stock over the long term. We continue to hold Reliance.

What is your near-term outlook for the emerging markets?

Progress on vaccinations globally has reduced the chances of slower economic growth in 2021. New vaccines have started to be rolled out, including in China, the world’s second-largest economy. Financial markets are now pinning hope on widespread vaccinations by the middle of 2021. We are optimistic about the prospects for emerging-market stocks. We believe countries in emerging markets will perform well because of their focus on commodity exports, which in our view will get a boost from strong Chinese economic growth and a weaker U.S. dollar. In our view, emerging-market stocks in most regions offer an attractive absolute and relative risk/reward profile. We believe lower global interest rates could also provide a tailwind. We remain focused on creating a portfolio of high-quality companies.

Thank you, Brian, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	7.12%	71.92%	5.57%	132.96%	18.43%	38.52%	11.47%	49.06%	19.92%
After sales charge	6.61	62.03	4.94	119.56	17.03	30.55	9.29	40.49	13.02
Class B (9/29/08)
Before CDSC	6.61	61.91	4.94	124.41	17.55	35.40	10.63	47.85	19.45
After CDSC	6.61	61.91	4.94	122.41	17.34	32.40	9.81	42.85	14.45
Class C (9/29/08)
Before CDSC	6.48	59.40	4.77	124.15	17.52	35.39	10.63	47.84	19.40
After CDSC	6.48	59.40	4.77	124.15	17.52	35.39	10.63	46.84	18.40
Class R (9/29/08)
Net asset value	6.86	67.61	5.30	130.02	18.13	37.47	11.19	48.69	19.81
Class R6 (5/22/18)
Net asset value	7.44	77.15	5.89	136.82	18.82	40.25	11.93	49.66	20.19
Class Y (9/29/08)
Net asset value	7.39	76.24	5.83	135.60	18.70	39.52	11.74	49.40	20.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Emerging Markets Equity Fund 7

Comparative index returns For periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI Emerging
Markets Index (ND)	6.99%	53.89%	4.41%	103.23%	15.24%	20.29%	6.35%	36.05%	22.32%
Lipper Emerging
Markets Funds	7.29	61.11	4.61	100.69	14.65	23.23	6.95	36.49	22.70
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/21, there were 779, 766, 662, 568, 286, and 206 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/21

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		$0.019		—	—	$0.031	$0.058	$0.043
Capital gains
Long-term gains		—		—	—	—	—	—
Short-term gains		0.259		$0.259	$0.259	0.259	0.259	0.259
Total		$0.278		$0.259	$0.259	$0.290	$0.317	$0.302
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
8/31/20	$14.68		$15.58	$13.95	$13.88	$14.62	$14.88	$14.86
2/28/21	17.31		18.37	16.39	16.30	17.21	17.55	17.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	6.79%	59.21%	4.76%	105.24%	15.47%	33.30%	10.06%	67.43%	16.74%
After sales charge	6.29	50.06	4.14	93.44	14.11	25.64	7.90	57.80	10.03
Class B (9/29/08)
Before CDSC	6.28	49.93	4.13	97.74	14.61	30.30	9.22	66.06	16.25
After CDSC	6.28	49.93	4.13	95.74	14.38	27.30	8.38	61.06	11.25
Class C (9/29/08)
Before CDSC	6.29	49.96	4.14	97.79	14.61	30.35	9.24	66.26	16.26
After CDSC	6.29	49.96	4.14	97.79	14.61	30.35	9.24	65.26	15.26
Class R (9/29/08)
Net asset value	6.53	55.29	4.50	102.85	15.20	32.26	9.77	67.06	16.54
Class R6 (5/22/18)
Net asset value	7.11	64.05	5.07	108.93	15.88	34.93	10.50	68.04	16.98
Class Y (9/29/08)
Net asset value	7.07	63.19	5.02	107.84	15.76	34.23	10.31	67.76	16.83

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Effective 3/1/21, class C shares convert to class A shares after eight years. In this table, class C share performance reflects conversion to class A shares after eight years.

Emerging Markets Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/20*†	1.33%	2.08%	2.08%	1.58%	0.91%	1.08%
Total annual operating expenses for the
fiscal year ended 8/31/20†	1.69%	2.44%	2.44%	1.94%	1.27%	1.44%
Annualized expense ratio for the
six-month period ended 2/28/21‡	1.29%	2.04%	2.04%	1.54%	0.89%	1.04%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

† Restated to reflect current fees.

‡ Includes an increase of 0.06% from annualizing the performance fee adjustment for the six months ended 2/28/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$7.03	$11.10	$11.10	$8.39	$4.86	$5.67
Ending value (after expenses)	$1,199.20	$1,194.50	$1,194.00	$1,198.10	$1,201.90	$1,200.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.46	$10.19	$10.19	$7.70	$4.46	$5.21
Ending value (after expenses)	$1,018.40	$1,014.68	$1,014.68	$1,017.16	$1,020.38	$1,019.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations.  From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Emerging Markets Equity Fund 13

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 15

The fund’s portfolio 2/28/21 (Unaudited)

COMMON STOCKS (99.1%)*	Shares	Value
Airlines (1.5%)
Copa Holdings SA Class A (Panama) S	95,000	$8,708,650
		8,708,650
Automobiles (1.2%)
BYD Co., Ltd. Class H (China)	301,000	7,652,625
		7,652,625
Banks (4.0%)
HDFC Bank, Ltd. (India) †	854,769	17,847,963
Sberbank of Russia PJSC ADR (Russia)	444,202	6,412,389
		24,260,352
Beverages (0.9%)
Wuliangye Yibin Co., Ltd. Class A (China)	126,952	5,502,563
		5,502,563
Capital markets (3.0%)
B3 SA — Brasil Bolsa Balcao (Brazil)	1,248,800	12,099,825
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	91,700	5,594,369
		17,694,194
Chemicals (2.9%)
Asian Paints, Ltd. (India)	177,401	5,497,415
LG Chemical, Ltd. (South Korea)	15,665	11,586,662
		17,084,077
Entertainment (1.2%)
Sea, Ltd. ADR (Thailand) †	31,000	7,306,390
		7,306,390
Food and staples retail (2.8%)
Dino Polska SA (Poland) †	73,029	4,790,095
Wal-Mart de Mexico SAB de CV (Mexico)	4,149,500	11,809,246
		16,599,341
Health-care equipment and supplies (1.2%)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	113,600	7,350,588
		7,350,588
Health-care providers and services (2.6%)
Apollo Hospitals Enterprise, Ltd. (India)	266,374	11,087,226
Universal Vision Biotechnology Co., Ltd. (Taiwan)	519,000	4,509,398
		15,596,624
Hotels, restaurants, and leisure (2.5%)
Jubilant Foodworks, Ltd. (India)	121,927	4,969,166
Yum China Holdings, Inc. (China)	170,600	10,245,084
		15,214,250
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $8) (Private)
(Germany) † ∆∆ F	12	11
		11
Household products (1.5%)
Hindustan Unilever, Ltd. (India)	312,641	9,070,780
		9,070,780
Insurance (1.8%)
AIA Group, Ltd. (Hong Kong)	853,000	10,672,879
		10,672,879

16 Emerging Markets Equity Fund

COMMON STOCKS (99.1%)* cont.	Shares	Value
Interactive media and services (16.2%)
Baidu, Inc. ADR (China) †	46,300	$13,124,198
Kakao Corp. (South Korea)	28,472	12,367,010
NAVER Corp. (South Korea)	22,410	7,479,973
Tencent Holdings, Ltd. (China)	607,500	51,888,267
Yandex NV Class A (Russia) † S	190,053	12,160,541
		97,019,989
Internet and direct marketing retail (15.9%)
Alibaba Group Holding, Ltd. (China) †	1,441,068	43,177,511
JD.com, Inc. ADR (China) †	203,155	19,070,160
Meituan Dianping Class B (China) †	388,500	17,029,698
MercadoLibre, Inc. (Argentina) †	4,415	7,232,256
Prosus NV (China)	71,486	8,467,952
		94,977,577
IT Services (3.1%)
StoneCo., Ltd. Class A (Brazil) †	89,500	7,679,995
Tata Consultancy Services, Ltd. (India)	271,341	10,687,110
		18,367,105
Life sciences tools and services (1.0%)
WuXi AppTec Co., Ltd. Class H (China)	296,120	6,173,263
		6,173,263
Machinery (6.2%)
Airtac International Group (China)	271,000	9,437,932
Sany Heavy Industry Co., Ltd. Class A (China)	1,126,404	7,168,184
Shenzhen Inovance Technology Co., Ltd. Class A (China)	681,778	9,001,369
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	739,500	11,288,257
		36,895,742
Multiline retail (1.0%)
Poya International Co., Ltd. (Taiwan)	259,260	5,827,009
		5,827,009
Oil, gas, and consumable fuels (3.3%)
Reliance Industries, Ltd. (India)	686,376	19,482,113
		19,482,113
Professional services (1.1%)
Centre Testing International Group Co., Ltd. Class A (China)	1,687,456	6,381,509
		6,381,509
Road and rail (0.5%)
Companhia De Locacao das Americas (Brazil)	689,254	2,934,513
		2,934,513
Semiconductors and semiconductor equipment (15.3%)
MediaTek, Inc. (Taiwan)	407,000	13,092,972
Novatek Microelectronics Corp. (Taiwan)	301,000	5,122,485
SK Hynix, Inc. (South Korea)	156,874	19,757,607
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,099,889	45,688,277
Xinyi Solar Holdings, Ltd. (China)	3,728,000	7,834,306
		91,495,647
Software (1.6%)
Totvs SA (Brazil)	1,720,395	9,633,131
		9,633,131

Emerging Markets Equity Fund 17

COMMON STOCKS (99.1%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (4.9%)
Samsung Electronics Co., Ltd. (South Korea)	401,903	$29,512,236
		29,512,236
Textiles, apparel, and luxury goods (1.9%)
Li Ning Co., Ltd. (China)	2,020,000	11,354,679
		11,354,679
Total common stocks (cost $475,226,384)		$592,767,837

SHORT-TERM INVESTMENTS (2.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.11% [d]	13,692,644	$13,692,644
Total short-term investments (cost $13,692,644)		$13,692,644

TOTAL INVESTMENTS
Total investments (cost $488,919,028)		$606,460,481

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $598,363,836.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $11, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	40.7%	Mexico	2.0%
South Korea	13.6	Panama	1.5
India	13.3	Thailand	1.2
Taiwan	12.5	Argentina	1.2
Brazil	5.5	Poland	0.8
Hong Kong	4.6	Germany	<0.1
Russia	3.1	Total	100.0%

18 Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$104,326,379	$—	$—
Consumer discretionary	126,558,188	8,467,952	11
Consumer staples	26,382,589	4,790,095	—
Energy	19,482,113	—	—
Financials	46,215,036	6,412,389	—
Health care	29,120,475	—	—
Industrials	54,920,414	—	—
Information technology	149,008,119	—	—
Materials	17,084,077	—	—
Total common stocks	573,097,390	19,670,436	11

Short-term investments	—	13,692,644	—
Totals by level	$573,097,390	$33,363,080	$11

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 19

Statement of assets and liabilities 2/28/21 (Unaudited)

ASSETS
Investment in securities, at value, including $13,347,445 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $475,226,384)	$592,767,837
Affiliated issuers (identified cost $13,692,644) (Notes 1 and 5)	13,692,644
Foreign currency (cost $8,831,174) (Note 1)	8,830,663
Dividends, interest and other receivables	1,429,726
Receivable for investments sold	24,857,628
Foreign tax reclaim	265,138
Receivable for shares of the fund sold	4,979,609
Prepaid assets	67,381
Total assets	646,890,626

LIABILITIES
Payable to custodian	6,333,957
Payable for investments purchased	24,471,520
Payable for shares of the fund repurchased	1,055,269
Payable for compensation of Manager (Note 2)	46,088
Payable for custodian fees (Note 2)	151,233
Payable for investor servicing fees (Note 2)	175,651
Payable for Trustee compensation and expenses (Note 2)	208,617
Payable for administrative services (Note 2)	1,256
Payable for distribution fees (Note 2)	155,854
Collateral on securities loaned, at value (Note 1)	13,692,644
Other accrued expenses	2,234,701
Total liabilities	48,526,790

Net assets	$598,363,836

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$463,882,641
Total distributable earnings (Notes 1 and 7)	134,481,195
Total — Representing net assets applicable to capital shares outstanding	$598,363,836

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($323,095,256 divided by 18,667,195 shares)	$17.31
Offering price per class A share (100/94.25 of $17.31)*	$18.37
Net asset value and offering price per class B share ($3,716,160 divided by 226,684 shares)**	$16.39
Net asset value and offering price per class C share ($15,118,576 divided by 927,269 shares)**	$16.30
Net asset value, offering price and redemption price per class R share
($6,346,401 divided by 368,781 shares)	$17.21
Net asset value, offering price and redemption price per class R6 share
($37,137,169 divided by 2,116,096 shares)	$17.55
Net asset value, offering price and redemption price per class Y share
($212,950,274 divided by 12,152,170 shares)	$17.52

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Emerging Markets Equity Fund

Statement of operations Six months ended 2/28/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $492,044)	$3,049,794
Interest (including interest income of $2,839 from investments in affiliated issuers) (Note 5)	2,839
Securities lending (net of expenses) (Notes 1 and 5)	6,176
Total investment income	3,058,809

EXPENSES
Compensation of Manager (Note 2)	2,305,812
Investor servicing fees (Note 2)	460,153
Custodian fees (Note 2)	128,936
Trustee compensation and expenses (Note 2)	9,549
Distribution fees (Note 2)	465,543
Administrative services (Note 2)	7,897
Other	170,115
Fees waived and reimbursed by Manager (Note 2)	(638,583)
Total expenses	2,909,422
Expense reduction (Note 2)	(644)
Net expenses	2,908,778

Net investment income	150,031

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $158,721) (Notes 1 and 3)	36,865,321
Foreign currency transactions (Note 1)	(201,225)
Total net realized gain	36,664,096
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of foreign tax of $2,119,627)	41,402,314
Assets and liabilities in foreign currencies	(26,538)
Total change in net unrealized appreciation	41,375,776

Net gain on investments	78,039,872

Net increase in net assets resulting from operations	$78,189,903

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 21

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/21*	Year ended 8/31/20
Operations
Net investment income	$150,031	$928,322
Net realized gain on investments
and foreign currency transactions	36,664,096	20,202,886
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	41,375,776	73,275,708
Net increase in net assets resulting from operations	78,189,903	94,406,916
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(346,265)	(416,965)
Class B	—	(10,152)
Class C	—	(45,186)
Class R	(11,401)	(2,556)
Class R6	(95,291)	(173,077)
Class Y	(323,005)	(906,463)
Net realized short-term gain on investments
Class A	(4,719,238)	—
Class B	(58,808)	—
Class C	(215,670)	—
Class R	(95,254)	—
Class R6	(425,524)	—
Class Y	(1,942,679)	—
Increase from capital share transactions (Notes 4 and 7)	136,856,252	171,972,247
Total increase in net assets	206,813,020	264,824,764

NET ASSETS
Beginning of period	391,550,816	126,726,052
End of period	$598,363,836	$391,550,816

*Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Emerging Markets Equity Fund

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Emerging Markets Equity Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
February 28, 2021**	$14.68	—[e]	2.91	2.91	(.02)	(.26)	(.28)	$17.31	19.92*	$323,095	.64*	.01*	74*
August 31, 2020	11.05	.08[f]	3.69	3.77	(.14)	—	(.14)	14.68	34.30	269,748	1.31	.60[f]	127
August 31, 2019	11.75	.09	(.57)	(.48)	(.01)	(.21)	(.22)	11.05	(3.96)	36,325	1.26	.80	175
August 31, 2018	11.82	.08	(.14)	(.06)	(.01)	—	(.01)	11.75	(.53)	41,379	1.57	.67	172
August 31, 2017	9.54	.05	2.31	2.36	(.08)	—	(.08)	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	—	(.11)	9.54	14.41	19,784	1.65[g]	.25[g]	156
Class B
February 28, 2021**	$13.95	(.06)	2.76	2.70	—	(.26)	(.26)	$16.39	19.45*	$3,716	1.02*	(.36)*	74*
August 31, 2020	10.52	(.05)	3.54	3.49	(.06)	—	(.06)	13.95	33.26	3,493	2.06	(.43)	127
August 31, 2019	11.27	.02	(.56)	(.54)	—	(.21)	(.21)	10.52	(4.67)	1,998	2.01	.17	175
August 31, 2018	11.41	(.01)	(.13)	(.14)	—	—	—	11.27	(1.23)	2,650	2.32	(.09)	172
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	—	(.02)	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	—	(.03)	9.22	13.57	1,727	2.40[g]	(.46)[g]	156
Class C
February 28, 2021**	$13.88	(.06)	2.74	2.68	—	(.26)	(.26)	$16.30	19.40*	$15,119	1.02*	(.36)*	74*
August 31, 2020	10.48	(.05)	3.52	3.47	(.07)	—	(.07)	13.88	33.27	11,606	2.06	(.47)	127
August 31, 2019	11.23	.02	(.56)	(.54)	—	(.21)	(.21)	10.48	(4.69)	6,546	2.01	.19	175
August 31, 2018	11.37	(.02)	(.12)	(.14)	—	—	—	11.23	(1.23)	7,163	2.32	(.12)	172
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	—	(.02)	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	—	(.04)	9.19	13.55	2,802	2.40[g]	(.45) [g]	156
Class R
February 28, 2021**	$14.62	(.02)	2.90	2.88	(.03)	(.26)	(.29)	$17.21	19.81*	$6,346	.77*	(.14)*	74*
August 31, 2020	10.97	.01	3.70	3.71	(.06)	—	(.06)	14.62	33.86	1,119	1.56	.11	127
August 31, 2019	11.68	.08	(.58)	(.50)	—	(.21)	(.21)	10.97	(4.16)	1,093	1.51	.74	175
August 31, 2018	11.77	.04	(.13)	(.09)	—	—	—	11.68	(.76)	1,100	1.82	.32	172
August 31, 2017	9.53	.04	2.29	2.33	(.09)	—	(.09)	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03[f]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[g]	.34[f,g]	156
Class R6
February 28, 2021**	$14.88	.03	2.96	2.99	(.06)	(.26)	(.32)	$17.55	20.19*	$37,137	.44*	.20*	74*
August 31, 2020	11.22	.10	3.77	3.87	(.21)	—	(.21)	14.88	34.81	22,945.89		.76	127
August 31, 2019	11.89	.17	(.61)	(.44)	(.02)	(.21)	(.23)	11.22	(3.55)	10,143.82		1.47	175
August 31, 2018 †	13.13	.12	(1.36)	(1.24)	—	—	—	11.89	(9.44)*	7,219	.32*	.98 *	172
Class Y
February 28, 2021**	$14.86	.02	2.94	2.96	(.04)	(.26)	(.30)	$17.52	20.05*	$212,950	.52*	.10*	74*
August 31, 2020	11.19	.06	3.79	3.85	(.18)	—	(.18)	14.86	34.66	82,640	1.06	.46	127
August 31, 2019	11.88	.13	(.59)	(.46)	(.02)	(.21)	(.23)	11.19	(3.74)	69,989	1.01	1.17	175
August 31, 2018	11.94	.13	(.16)	(.03)	(.03)	—	(.03)	11.88	(.26)	81,472	1.32	1.00	172
August 31, 2017	9.64	.10	2.31	2.41	(.11)	—	(.11)	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06[f]	1.18	1.24	(.13)	—	(.13)	9.64	14.69	9,573	1.40[g]	.63[f,g]	156

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Equity Fund	Emerging Markets Equity Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	2/28/21	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Class A	0.13%	0.48%	0.45%	0.21%	0.43%	0.55%
Class B	0.13	0.48	0.45	0.21	0.43	0.55
Class C	0.13	0.48	0.45	0.21	0.43	0.55
Class R	0.13	0.48	0.45	0.21	0.43	0.55
Class R6	0.13	0.48	0.45	0.06	N/A	N/A
Class Y	0.13	0.48	0.45	0.21	0.43	0.55

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund

Notes to financial statements 2/28/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through February 28, 2021.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and nature of their securities markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Emerging Markets Equity Fund 27

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

28 Emerging Markets Equity Fund

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,692,644 and the value of securities loaned amounted to $13,347,445.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

Emerging Markets Equity Fund 29

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had a capital loss carryover of $16,320,566 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the May 18, 2020 merger, the fund acquired $16,303,785 in capital loss carryovers from Putnam International Growth Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
$12,622,443	$3,698,123	$16,320,566

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $489,427,134, resulting in gross unrealized appreciation and depreciation of $122,311,239 and $5,277,892, respectively, or net unrealized appreciation of $117,033,347.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance

30 Emerging Markets Equity Fund

(measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam International Growth Fund (“acquired fund”) into the fund on May 18, 2020, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.486% of the fund’s average net assets, which included an effective base fee of 0.455% and an increase of 0.031% ($145,131) based on performance.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2021, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.78% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $638,583 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Emerging Markets Equity Fund 31

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$303,927	Class R6	7,053
Class B	3,688	Class Y	127,631
Class C	13,128	Total	$460,153
Class R	4,726

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $644 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $338, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$371,620
Class B	1.00%	1.00%	17,998
Class C	1.00%	1.00%	64,191
Class R	1.00%	0.50%	11,734
Total			$465,543

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,156 from the sale of class A shares and received $644 and $27 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

32 Emerging Markets Equity Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $73 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$466,614,316	$344,495,555
U.S. government securities (Long-term)	—	—
Total	$466,614,316	$344,495,555

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,321,632	$22,247,570	925,643	$11,595,650
Shares issued in connection with
reinvestment of distributions	295,157	4,837,395	33,064	411,642
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	15,751,644	177,406,043
	1,616,789	27,084,965	16,710,351	189,413,335
Shares repurchased	(1,326,254)	(21,734,930)	(1,620,389)	(19,962,465)
Net increase	290,535	$5,350,035	15,089,962	$169,450,870

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	11,422	$182,587	1,667	$19,005
Shares issued in connection with
reinvestment of distributions	3,698	57,509	848	10,091
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	125,809	1,349,552
	15,120	240,096	128,324	1,378,648
Shares repurchased	(38,854)	(598,415)	(67,809)	(794,479)
Net increase (decrease)	(23,734)	$(358,319)	60,515	$584,169

Emerging Markets Equity Fund 33

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	166,398	$2,711,451	131,556	$1,566,802
Shares issued in connection with
reinvestment of distributions	13,938	215,482	3,820	45,186
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	295,345	3,151,248
	180,336	2,926,933	430,721	4,763,236
Shares repurchased	(89,460)	(1,352,919)	(219,092)	(2,453,518)
Net increase	90,876	$1,574,014	211,629	$2,309,718

			YEAR ENDED 8/31/20*
Class M			Shares	Amount
Shares sold			5,486	$61,149
Shares issued in connection with reinvestment of distributions			—	—
Shares issued in connection with the merger of
Putnam International Growth Fund			—	—
			5,486	61,149
Shares repurchased			(64,468)	(745,402)
Net decrease			(58,982)	$(684,253)

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	352,140	$5,451,583	17,397	$212,054
Shares issued in connection with
reinvestment of distributions	6,527	106,451	203	2,521
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	36,033	404,592
	358,667	5,558,034	53,633	619,167
Shares repurchased	(66,400)	(1,100,864)	(76,742)	(881,567)
Net increase (decrease)	292,267	$4,457,170	(23,109)	$(262,400)

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	741,525	$12,999,344	345,355	$4,319,274
Shares issued in connection with
reinvestment of distributions	31,356	520,815	13,747	173,077
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	719,612	8,208,395
	772,881	13,520,159	1,078,714	12,700,746
Shares repurchased	(198,276)	(3,285,345)	(441,090)	(5,267,810)
Net increase	574,605	$10,234,814	637,624	$7,432,936

34 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,805,471	$136,257,547	2,498,632	$31,721,582
Shares issued in connection with
reinvestment of distributions	135,170	2,242,478	71,186	896,238
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	661,735	7,539,285
	7,940,641	138,500,025	3,231,553	40,157,105
Shares repurchased	(1,349,682)	(22,901,487)	(3,922,485)	(47,015,898)
Net increase (decrease)	6,590,959	$115,598,538	(690,932)	$(6,858,793)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/20	cost	proceeds	income	of 2/28/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,582,531	$116,620,084	$107,509,971	$9,388	$13,692,644
Putnam Short Term
Investment Fund**	2,481,781	116,501,881	118,983,662	2,839	—
Total Short-term
investments	$7,064,312	$233,121,965	$226,493,633	$12,227	$13,692,644

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Emerging Markets Equity Fund 35

Note 7: Acquisition of Putnam International Growth Fund

On May 18, 2020, the fund issued 15,751,644, 125,809, 295,345, 36,033, 719,612 and 661,735 class A, class B, class C, class R, class R6 and class Y shares, respectively, for 9,329,508, 80,420, 183,383, 21,869, 423,683 and 390,036 class A, class B, class C, class R, class R6 and class Y shares of Putnam International Growth Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The merger combined two Putnam funds with identical investment objectives and substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam International Growth Fund, with a fair value of $197,633,004 and an identified cost of $194,342,746 at May 15, 2020, were the principal assets acquired by the fund. The net assets of the fund and Putnam International Growth Fund on May 15, 2020 were $96,359,522 and $198,059,115, respectively. On May 15, 2020, Putnam International Growth Fund had accumulated net investment loss of $2,173,596, accumulated net realized loss of $21,768,761 and unrealized appreciation of $3,279,772. The aggregate net assets of the fund immediately following the acquisition were $294,418,637.

Information presented in the Statement of changes in net assets for the period ended August 31, 2020 reflect only the operations of Putnam Emerging Markets Equity Fund.

Assuming the acquisition had been completed on September 1, 2019, the fund’s pro forma results of operations for the prior fiscal year would have been as follows:

Net investment income	$1,245,138
Net gain on investments	$77,463,782
Net Increase in net assets resulting from operations	$78,708,920

36 Emerging Markets Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021